Exhibit 10.13







                                  AMENDED AND RESTATED
                                 TPI ENTERPRISES, INC.
                              EMPLOYEE STOCK PURCHASE PLAN
                                    TRUST AGREEMENT

                         THIS AMENDED AND RESTATED TRUST AGREEMENT

               (hereinafter referred to as this "Agreement"), entered

               into on the 27th day of March, 1995 by and between TPI

               ENTERPRISES, INC., a corporation organized and existing

               under the laws of the State of New Jersey (the "Company")

               and Michael D. Sanford, Frederick W. Burford and Joy

               Palmer, as Trustees (the "Trustees"), effective as of

               April 17, 1995.



                                  W I T N E S S E T H:

                         WHEREAS, the Company entered into a trust

               agreement with Dennis A. Reeve, Joseph P. Gowan, Jr.,

               Michael D. Sanford and Joey L. Stoner, as trustees on

               August 16, 1989 (the "1989 Trust Agreement") for the

               benefit of its employees and the employees of its Subsid-

               iary Companies, as such term is defined in the Company's

               1989 Employee Stock Purchase Plan, as amended (the "1989

               Plan"), who participate in the 1989 Plan, for the purpose

               of receiving and holding shares (which may be in uncerti-

               ficated form or otherwise, in the discretion of the Board

               of Directors of the Company or the Compensation

               Committee thereof) of the Company's Common Stock

               ("Shares") issued to participants as provided by the

               terms of the 1989 Plan;

                         WHEREAS, the Company adopted the 1995 Employee

               Stock Purchase Plan (the "1995 Plan"), as a successor

               plan to the 1989 Plan (the 1989 Plan and the 1995 Plan

               together referred to as the "Plans"), on the 16th day of

               December, 1994, effective April 17, 1995; and

                         WHEREAS, the Company desires to amend and

               restate the 1989 Trust to cover the 1995 Plan, and there-

               by to include participants of the 1989 Plan and the 1995

               Plan (the "Participants"), for the purpose of receiving

               and holding Shares issued to Participants as provided by

               the terms of both of the Plans.

                         NOW, THEREFORE, in consideration of the forego-

               ing and the mutual obligations and undertakings hereinaf-

               ter set forth, this Agreement is hereby adopted, effec-

               tive as of April 17, 1995.

                                       ARTICLE I

                                       THE TRUST
                                       ---------

                         1.1.  The Trust.  The Company, in accordance
                               ---------

               with the terms of the Plans, hereby establishes this

               trust, to be known as the "TPI Enterprises, Inc. Employee

               Stock Purchase Plan Trust" (the "Trust").  The Trust

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               assets (the "Assets") shall consist of such Shares as

               shall be issued by the Company to Participants pursuant

               to the terms of the Plans, together with stock splits or

               stock dividends, if any, to the extent provided in Sec-

               tion 12 of each of the Plans.  The Assets shall be held

               by the Trustees, in trust, in accordance with the provi-

               sions of the Plans and of this Agreement.

                                       ARTICLE II

                   CONTRIBUTIONS THROUGH EMPLOYEE PAYROLL DEDUCTIONS
                   -------------------------------------------------

                         2.1.  Contributions to Trust.  The Company
                               ----------------------

               intends to deposit with the Trustees from time to time

               the Shares that are issued for the benefit of Partici-

               pants in exchange for funds withheld or received by the

               Company from Participants' salaries or wages pursuant to

               the Plans, including funds received by the Company pursu-

               ant to paragraph (e) of Section 4 of each of the Plans

               ("Contributions").

                                      ARTICLE III

                                TRUST FUND AND TRUSTEES
                                -----------------------

                         3.1.  Establishment and Acceptance of Trust.
                               -------------------------------------

               The Trustees shall receive the Shares transferred to them

               by the Company.  All Shares so received shall be held in

               trust pursuant to the terms of the Plans and of this

               Agreement.  The Trustees hereby accept the Trust created

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               hereunder and agree to perform the duties required of

               them by law and by the terms hereof.

                         3.2.  Trust Account.  The Trustees agree to
                               -------------

               maintain a separate trust account ("Trust Account") for

               the interest of each Participant, provided, however, that
                                                 --------  -------

               the Assets attributable to each Trust Account may be

               commingled with Assets attributable to other Trust Ac-

               counts and held in common on behalf of all individuals

               who have an interest in the Assets.  The Trustees agree

               to cause the Company to perform and the Company agrees to

               perform the accounting for each Trust Account, at no

               cost to the Trust, and pursuant to procedures and stan-

               dards approved in writing from time to time by the Trust-

               ees.

                         3.3.  Issuance of Shares from the Company.
                               -----------------------------------

               Within 10 days after the last day of each Purchase Period

               (as defined in the Plan) (i) a statement of each

               Participant's payroll deductions will be delivered by the

               Company to the Trustees, and (ii) the number of whole

               Shares that can be paid for by any Contributions attrib-

               uted to each Participant will be issued to the Trustees

               by the Company, in uncertificated form or otherwise; pro-
                                                                    ----

               vided, however, that Recorded Amounts (as defined in the
               -----  -------

               Plans) will be retained by the Company and not exchanged

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               for Shares until the last day of the subsequent Purchase

               Period; and, provided further, that no Shares will be
                            -------- -------

               issued by the Company to the Trustees in contravention of

               Sections 4(d), 7, or any other applicable provision of

               the Plan.  The Trustees may receive only Shares, subject

               to Sections 3.4(a) and (g) of this Agreement.  The Trust-

               ees will cause the Company to allocate to each

               Participant's Trust Account the number of Shares received

               by the Trustees on behalf of each such Participant.

                         3.4.  Powers of Trustees.  The Trustee shall
                               ------------------

               have the following powers and authority, to be exercised

               in accordance with and subject to the provisions of the

               Plan and of this Agreement:

                              (a)  Receipt of Property.  To accept and
                                   -------------------

               retain in trust Shares that are reserved by the Company

               for the purposes of the Plans and, to the extent provided

               in Section 12 of each of the Plan, any stock splits or

               stock dividends thereon.

                              (b)  Conveyance and Transfer of Property.
                                   -----------------------------------

               To convey or transfer Shares to a Participant or to his

               or her beneficiaries entitled to such Shares under the

               terms of the Plans and of this Agreement, subject however

               to payment by such Participant or beneficiaries of any

               fee for issuance of stock certificates in their name or

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               names as may be specified from time to time by the Trust-

               ees.

                              (c)  Supervision of Recordkeeping.  To
                                   ----------------------------

               supervise, inspect, review, and require changes in the

               books, records, reports, and accounting procedures main-

               tained by the Company with regard to the Plans.

                              (d)  Exercise of Owner's Rights.  To
                                   --------------------------

               deliver or cause to be delivered to the Participants all

               notices, prospectuses, financial statements, proxies, and

               proxy solicitation materials relating to the Shares held

               hereunder; provided, however, that the Company may deliv-
                          --------  -------

               er or cause to be delivered any such materials if it

               provides the Trustees with an undertaking that it will do

               so in a timely fashion for each Participant entitled to

               receive such materials.  The Trustees shall not vote any

               of the Shares held hereunder except in accordance with

               the written instructions of each Participant.  Subject to

               and in accordance with the written instructions of each

               Participant, the Trustees shall have the power (i) to

               vote the Shares held in trust; (ii) to give general or

               special proxies or powers of attorney with or without

               power of substitution; (iii) to exercise any conversion

               privileges, subscription rights, or other options and to

               cause to be made any payments incidental thereto; (iv) to

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               oppose, or to consent to, or to otherwise participate in,

               corporate reorganizations or other changes affecting

               corporate securities, and to delegate discretionary

               powers, and to cause to be paid any assessments or charg-

               es in connection therewith; and (v) generally to exercise

               any of the powers of an owner with respect to stock held

               as part of the Assets.

                              (e)  Dispensation of Cash Dividends.  To
                                   ------------------------------

               cause the Company (i) to distribute to Participants any

               cash dividends or distributions paid with regard to

               Shares and/or (ii) to issue additional whole Shares for

               the account of Participants in lieu of payment of cash

               dividends or distributions; provided, however, that such
                                           --------  -------

               distributions or issuance shall be made only with respect

               to Shares for which Participants have been issued certif-

               icates.

                              (f)  Registration of Investments.  To
                                   ---------------------------

               cause Shares held as part of the Assets to be registered

               (i) in the name of the Trust (or of the Trustees, as

               such) or (ii) in the name of one or more nominees; and to

               hold any such Shares in bearer form, in uncertificated

               form, or otherwise in the discretion of the Board of

               Directors of the Company (the "Board") or the Compensa-

               tion Committee thereof (the "Compensation Committee"),

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               provided, however, that the books and records maintained
               --------  -------

               by the Company for the Trust shall at all times show that

               all such Shares are part of the Assets and that such

               Shares are allocated to the specific Trust Accounts of

               Participants.

                              (g)  Retention of Property Acquired.  To
                                   ------------------------------

               accept and retain for such time as they may deem advis-

               able any securities or other property received or ac-

               quired by them as Trustees hereunder, whether or not such

               securities or other property would normally be received

               or accepted hereunder.

                              (h)  Execution of Instruments.  To make,
                                   ------------------------

               execute, acknowledge, and deliver any and all documents

               of transfer and conveyance and any and all other instru-

               ments that may be necessary or appropriate to carry out

               the powers herein granted.

                              (i)  Settlement of Claims and Debts.  To
                                   ------------------------------

               settle, compromise, or submit to arbitration any claims,

               debts, or damages due or owing to or from the Trust, to

               commence or defend suits or legal or administrative

               proceedings, and to represent the Trust in all suits and

               legal and administrative proceedings.

                              (j)  Employment of Agents and Counsel.  To
                                   --------------------------------

               employ suitable agents and counsel (who may be counsel

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               for the Company, subject to Article IV of this Agree-

               ment), and to pay their reasonable expenses and compensa-

               tion.

                              (k)  Power to Do any Necessary Act.  To
                                   -----------------------------

               undertake all such acts or proceedings and to exercise

               all such rights and privileges (although not specifically

               mentioned herein) including, without limitation, the

               delegation of administrative duties, as the Trustees may

               deem necessary to administer the Assets or to carry out

               the purposes of the Plan and of this Agreement.

                         3.5.  Court Actions.  The Trustees shall not be
                               -------------

               required to receive any order or consent of any court as

               a prerequisite to taking any action hereunder, or to file

               any return or report to any court.

                                       ARTICLE IV

                               FIDUCIARY RESPONSIBILITIES
                               --------------------------

                         4.1.  Exclusive Benefit Rule.  The Trustees
                               ----------------------

               shall discharge their duties hereunder solely in the

               interest of the Participants and their beneficiaries and

               for the exclusive purpose of providing benefits to Par-

               ticipants and their beneficiaries.  The Trustees shall

               exercise such care, skill, prudence and diligence under

               the circumstances then prevailing that men of prudence

               acting in like capacity and familiar with such matters

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               would use in the conduct of an enterprise of like charac-

               ter and with like aims.

                         4.2.  Conflicts of Interest.  The Trustees
                               ---------------------

               shall not:

                              (a)  deal with the Assets of the Plan in

               their own interests or for their own accounts;

                              (b)  in their individual or in any other

               capacity, act in any transaction involving the Plans or

               in behalf of a party (or represent a party) where the

               interests of the Trustees are adverse to the interests of

               the Plans or the interests of the Participants and their

               beneficiaries; or

                              (c)  receive any consideration for their

               own personal account from any party dealing with the

               Plans in connection with a transaction involving the

               Assets; provided, however, that nothing in this Section
                       --------  -------

               shall be construed to preclude the Trustees from receiv-

               ing reasonable compensation for services rendered, or for

               reimbursement of expenses properly and actually incurred

               in the performance of their duties under the Plan or from

               serving as Trustees.

                         4.3.  Duties.  The Trustees shall be under no
                               ------

               duties whatsoever except such duties as are specifically

               set forth in this Agreement, and no implied covenant or

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               obligation shall be read into this Agreement against the

               Trustees.  In the performance of their duties, the Trust-

               ees shall be liable for their own negligence or willful

               misconduct, unless otherwise provided by the Certificate

               of Incorporation or By-Laws of the Company.  In accept-

               ing, holding, and distributing Shares hereunder and caus-

               ing the Company or the transfer agent of the Company (the

               "Transfer Agent") to perform certain acts pursuant to the

               Plans, the Trustees may rely solely upon the accuracy of

               all facts and representations supplied or made at any

               time by the Participants or by the Company.  The Partici-

               pants shall have the sole authority and responsibility

               for the enforcement or defense of the terms and condi-

               tions of this Agreement.  The Trustees shall not be

               required to prosecute, defend, or respond to any action

               or any judicial proceeding relating to the Assets unless

               they have previously received indemnification satisfacto-

               ry to them in form and substance.  The Company shall, at

               all times, fully indemnify and save harmless the Trustees

               from any liability for which they may be indemnified

               pursuant to the Certificate of Incorporation or By-Laws

               of the Company.  If the provisions of the Certificate of

               Incorporation and the By-Laws of the Company are deter-

               mined by a court of competent jurisdiction to be not

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               applicable to a particular Trustee or Trustees, then such

               Trustee or Trustees shall be liable only to the minimum

               extent required by, and shall be indemnified to the

               fullest extent permitted by, New Jersey law.

                         4.4.  Insurance.  Nothing in this Article shall
                               ---------

               preclude:

                              (a)  the Trustees from purchasing insur-

               ance for the Plans or themselves to cover liability or

               losses occurring by reason of any act or omission of a

               fiduciary, provided such insurance shall permit recourse

               by the insurer against the fiduciary in the case of a

               breach of a fiduciary obligation by the fiduciary; or

                              (b)  a fiduciary from purchasing insurance

               to cover liability under this Article for his own ac-

               count.  Premiums for such insurance purchased by individ-

               ual Trustees shall be paid by the Company.

                                       ARTICLE V

                                 ACCOUNTING AND REPORTS
                                 ----------------------

                         5.1.  Accounts.  The Trustees shall cause the
                               --------

               Company to keep accurate and detailed records pertaining

               to each Trust Account with respect to contributions,

               receipts, investments, distributions, disbursements, and

               all other transactions hereunder.  On or before the

               thirtieth day of each month following the close of each

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               fiscal quarter of the Company, the Trustees shall cause

               the Company to furnish to each Participant a written

               report (as described in Section 6 of each of the Plans)

               reflecting all transactions for each such Participant's

               Trust Account effected pursuant to the Plans during the

               preceding Purchase Period or such other appropriate

               period.  The Company may, in the sole discretion of the

               Compensation Committee, furnish such additional written

               reports to each Participant as it deems useful or neces-

               sary.  In the absence of the filing in writing with the

               Trustees by Participants of exceptions or objections to

               any report within 30 days after mailing such report, each

               Participant not filing such objections shall be deemed to

               have approved such report and the Trustees shall be

               released, relieved and discharged from all liability to

               anyone with respect to all matters set forth in such

               report.

                                       ARTICLE VI

                          AUTHORIZATIONS FOR TRUSTEES' ACTION
                          -----------------------------------

                         6.1.  Payments.  The Trustees, in accordance
                               --------

               with provisions of the Plans, shall cause the Company or

               the Transfer Agent for the Shares to make payments of any

               dividends or distributions with respect to the Assets

               either to (i) the Participants in the form of cash or

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               Shares in amounts consistent with each Participant's

               interest in the Assets or (ii) the Trustees in the form

               of Shares.  The Trustees shall be fully protected in

               acting upon any such written instructions from Partici-

               pants without inquiry or investigation.

                         6.2.  Direction of Committee.  The Trustees
                               ----------------------

               shall be fully protected in relying upon the written

               certification of the Company as to the membership and

               extent of authority of any committee (the "Committee")

               duly authorized to act on behalf of the Company with

               regard to the Plans and in continuing to rely thereupon

               until subsequent certification is filed with the Trust-

               ees.  The Trustees shall be fully protected in relying

               and acting upon any written direction of such Committee,

               and in continuing to so act and rely until subsequent

               certification that said authority has been revoked or

               modified has been filed with the Trustees.

                         6.3.  Impossibility of Performance.  In case it
                               ----------------------------

               becomes impossible for the Company or the Trustees to

               perform any act under the Plans, that act shall be per-

               formed which in the judgment of the Trustees will most

               nearly carry out the intent and purpose of the Plans.

               All parties to this Agreement or any and all parties

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               interested in the Plans shall be bound by any acts per-

               formed under such conditions.

                                      ARTICLE VII

                                        EXPENSES
                                        --------

                         7.1.  Expenses.  The expenses incurred by the
                               --------

               Company in the installation, administration and revision

               of the Plans and in the installation and revision of this

               Agreement shall be paid by the Company.  Such compensa-

               tion to the Trustees as may be agreed upon in writing

               from time to time between the Company and the Trustees

               and the expenses incurred by the Trustees in the perfor-

               mance of their duties, including professional fees of any

               person, firm or agent employed by the Trustees to carry

               out the administrative functions hereunder, shall be paid

               by the Company subject to the following limitations:

                              (a)  any persons now or hereafter serving

               as Trustees of the Plans who are employees and/or share-

               holders of the Company, shall not be entitled to any fees

               or other compensation solely in consideration of acting

               as a Trustee under the Plans.  Such persons shall, howev-

               er, be entitled to payment or reimbursement of taxes and

               expenses, as set forth above, to the same extent as any

               other Trustee; and



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                              (b)  any Trustee that is a fiduciary

               institution shall pay the cost of any insurance purchased

               pursuant to Section 4.4 of this Agreement.

                         7.2.  Taxes.  The Company shall reimburse the
                               -----

               Trustees for and indemnify and hold harmless the Trustees

               from the payment of taxes of any and all kinds, includ-

               ing, without limitation, property taxes and income taxes

               levied or assessed under existing or future laws upon or

               with respect to the Trust, any of the Assets, or the

               income therefrom, subject to the terms of any agreements

               or contracts made, if any, concerning such tax payments.

               The Trustees may assume that any taxes assessed on or

               with respect to the Trust or its income are lawfully

               assessed unless the Company shall in writing advise the

               Trustees that in the opinion of counsel for the Company

               such taxes are or may be unlawfully assessed.  In the

               event that the Company shall so advise the Trustees, the

               Trustees will, if so requested in writing by the Company,

               contest the validity of such taxes in any manner deemed

               appropriate by the Company or its counsel, in which event

               the Trustees agree to execute all documents, instruments,

               claims, and petitions necessary or advisable in the opin-

               ion of the Company or its counsel for the refund, abate-

               ment, reduction, or elimination of any such taxes.

                                           16









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                                      ARTICLE VIII

                    APPOINTMENT, RESIGNATION, OR REMOVAL OF TRUSTEES
                    ------------------------------------------------

                         8.1.  Qualifications of Trustees.  The Compen-
                               --------------------------

               sation Committee shall appoint and/or replace the Trust-

               ees.  The Compensation Committee shall appoint (i) at

               least three individual employees or officers of the

               Participating Companies (as defined in the Plan) as

               Trustees, or (ii) a fiduciary institution plus up to

               three individuals referred to in (i).  No person may be

               simultaneously both a Trustee and a Compensation Commit-

               tee member.

                         8.2.  Resignation or Removal of Trustees.  A
                               ----------------------------------

               Trustee may resign at any time upon thirty (30) days

               written notice to the Company.  A Trustee may be removed

               by the Board or the Compensation Committee at any time

               upon thirty (30) days written notice delivered to the

               Trustee.  If a Trustee is no longer an employee of a

               Participating Company, he shall no longer be a Trustee

               effective as of the date his employment is terminated,

               without any further action by the Trustee or the Partici-

               pating Company.  If following such resignation, removal

               or employment termination there are less than three

               remaining Trustees and the Plan is to be continued, the

               Board or the Compensation Committee shall designate a

                                           17









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               successor trustee.  If the Board or the Compensation

               Committee does not so designate such successor trustee

               within thirty (30) days after the written notice to the

               Company or a Trustee, as applicable, the Trustees that

               have not been so removed or that have not resigned may

               apply to a court of competent jurisdiction for the pur-

               pose of securing the designation of same.

                         8.3.  Transfer of Assets to a Successor Trust-
                               ----------------------------------------

               ee.  In the event the Company wishes to continue the Plan
               --

               through a successor trustee, it may, upon thirty (30)

               days written notice and upon furnishing evidence of the

               continuation of the Plans through a successor trustee or

               trustees, direct the Trustees to transfer the Assets of

               this Trust to said successor trustee or trustees, in

               which event the Trustee shall deliver the Assets of the

               Trust and such instruments of conveyance and further

               assurances as may be reasonably required for vesting in

               such successor trustee or trustees all right, title, and

               interest of the Trustees in the Assets.  The transfer of

               the Assets under the circumstances above shall not, by

               itself, be deemed a termination of the Plans.







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                                       ARTICLE IX

                                AMENDMENT OR TERMINATION
                                ------------------------

                         9.1.  Amendment or Termination.  The Board
                               ------------------------

               reserves the right at any time and from time to time to

               amend, in whole or in part, any or all of the provisions

               of this Agreement by written instrument signed and deliv-

               ered to and acknowledged by the Trustees, provided that

               (i) no amendment which affects the rights, duties, or

               responsibilities of the Trustees may be made without

               their written consent; (ii) any amendment requiring the

               approval of the Company's shareholders under either of

               the Plans is so approved; (iii) any such amendment is

               consistent with the terms of the Plans, as amended from

               time to time; and (iv) no amendment shall authorize or

               permit, at any time prior to the satisfaction of all

               liabilities with respect to Participants and their bene-

               ficiaries under the Plans, any part of the corpus or

               income of the Trust to be used for, or diverted to,

               purposes other than for the exclusive benefit of Partici-

               pants and their beneficiaries.

                         The Company may at any time deliver notice to

               the Trustees that this Agreement is to be terminated as

               of the beginning of any Purchase Period.  Upon receipt of

               such notice, the Trustees shall distribute the Assets in

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               accordance with the written directions of the Company.

               Following such distribution, this Trust shall terminate.

                                       ARTICLE X

                        PROVISIONS RELATING TO MULTIPLE TRUSTEES
                        ----------------------------------------

                         10.1.  Application.  If on the date hereof or
                                -----------

               at any time hereafter there shall be more than one per-

               son, firm, corporation or other entity serving in the

               capacity of Trustees or Co-Trustees under this Agreement,

               their proceedings shall be conducted in the manner pre-

               scribed in this Article 10.

                         10.2.  Meetings.  Actions of the Trustees shall
                                --------

               be taken at one or more meetings called for the purpose,

               pursuant to seven (7) days advance written notice; pro-
                                                                  ----

               vided, however, that such notice may be waived in writing
               -----  -------

               and shall be deemed waived by personal or telephonic

               attendance at the meeting.

                         10.3.  Consent.  The foregoing provision to the
                                -------

               contrary notwithstanding, the Trustees may transact

               business by unanimous written consent in lieu of a meet-

               ing called for the purpose.

                         10.4.  Secretary.  The Trustees shall appoint
                                ---------

               one of their members as Secretary, who shall keep written

               records of all their proceedings.  The Secretary shall

               have authority to call meetings of the Trustees as pre-

                                           20









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               scribed in Section 10.2 above.  He shall also have au-

               thority to certify the actions taken by the Trustees to

               all interested persons.

                         10.5.  Quorum and Voting.  A majority of the
                                -----------------

               Trustees shall constitute a quorum for the transaction of

               business; provided, however, that any matter coming
                         --------  -------

               before the meeting must be decided by a majority vote of

               all Trustees, and not by a majority vote of the quorum.

               In the case of a tie vote, or of the absence of a majori-

               ty of the Trustees to act upon any matter, a meeting may

               be adjourned and reconvened until such time as the requi-

               site number is present and voting.

                         10.6.  Other Rules.  The Trustees shall have
                                -----------

               authority to adopt such rules and procedures for the

               conduct of their affairs, not inconsistent with the rules

               set forth above, as they deem prudent and necessary.

                                       ARTICLE XI

                                MISCELLANEOUS PROVISIONS
                                ------------------------

                         11.1.  Protection of Trustees.  The Trustees do
                                ----------------------

               not guarantee the Assets of the Trust from loss or depre-

               ciation and shall not be liable to anyone on account of

               such loss or depreciation unless they fail to discharge

               their duties in accordance with Articles III and IV of

               this Trust Agreement.

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                         11.2.  Titles.  Title and Articles and headings
                                ------

               to Sections in this Agreement are inserted for conve-

               nience of reference only and, in the event of any con-

               flict, the text of this instrument, rather than such

               titles or headings, shall control.

                         11.3.  Separability Clause.  In case any provi-
                                -------------------

               sion of this Agreement shall be invalid, illegal, or

               unenforceable, the validity, legality, and enforceability

               of the remaining provisions shall not in any way be

               affected thereby.

                         11.4.  Governing Law.  This indenture shall be
                                -------------

               construed in accordance with and governed by the laws of

               the State of New Jersey, without regard to the conflict

               of law principles thereof.

                         11.5.  Execution in Counterparts.  This Agree-
                                -------------------------

               ment may be executed in any number of counterparts, each

               of which so executed shall be deemed to be an original,

               but all such counterparts shall together constitute but

               one and the same instrument.











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                         IN WITNESS WHEREOF, the parties hereto have

               executed this Agreement on March 27, 1995 to be effective

               as of the 17th day of April, 1995.

                                        TPI ENTERPRISES, INC.



                                        By: /s/ J. Gary Sharp
                                            ---------------------------
                                             J. Gary Sharp


                                        TRUSTEES


                                             /s/ Michael D. Sanford
                                             ---------------------------
                                             Michael D. Sanford


                                             /s/ Frederick W. Burford
                                             ---------------------------
                                             Frederick W. Burford


                                             /s/ Joy Palmer
                                             ---------------------------
                                             Joy Palmer





















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